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                                                                   Exhibit 99.1


         By his execution hereof, the undersigned hereby consents to being named as a director of Forrester Research, Inc. in the Registration Statement on Form S-1 as set forth therein.


Date:  10/5/96                      Signature: /s/ Robert M. Galford
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                                               Robert M. Galford